Innovators in the development & commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE

PEYRONIE'S DISEASE

FROZEN SHOULDER

CELLULITE

HUMAN LIPOMAS

CANINE LIPOMAS

UTERINE FIBROIDS

BioSpecifics TECHNOLOGIES CORP.

March 2015

Forward-Looking Statements

This presentation includes "forward-looking statements" within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are "forward-looking statements". The forward-looking statements include statements concerning, among other things, the future profitability and attractive revenue growth opportunities of the Company; Auxilium/Endo's investment in new potential indications; integration of Auxilium into Endo; the timing for review of regulatory applications in Japan for the use of XIAFLEX for Dupuytren's; the results of the ongoing Phase 2a study to evaluate the efficacy of XIAFLEX in Dupuytren's disease nodules; the market potential for the use of XIAFLEX to treat Dupuytren's contracture, including the multicord label expansion; the market potential for the use of XIAFLEX to treat Peyronie's disease, including in the U.S. and EU; the psychological complications for Peyronie's disease patients and their partners; the likelihood of success of Auxilium/Endo's plans for marketing and sales of XIAFLEX for Dupuytren's contracture and Peyronie's disease; the potential use of CCH to treat frozen shoulder, cellulite, and canine and human lipomas as the only FDA-approved nonsurgical therapy; the design of the Phase 2b study of CCH as a treatment for frozen shoulder and the timing of the release by Auxilium/Endo of top-line data; the timing of the Phase 2b study of CCH as a treatment for cellulite; the timing to complete enrollment of the placebo-controlled trial for human lipoma and the data from the prior trial; the timing of Auxilium/Endo's development plan for canine lipoma; the outcome of ongoing studies for the use of CCH to treat uterine fibroids and the potential to be a nonsurgical therapy option; the future development of uterine fibroids; the potential market for, and success of, particular indications; the projected receipt of payments from Auxilium/Endo; the Company's ability to bring new indications to early proof of concept and the exercise by Auxilium/Endo of opt-in rights; the Company's obligations and rights with Auxilium/Endo post-acquisition; the expected revenue growth from XIAFLEX sales and approval of CCH in new indications; and the long-term patent protection for injectable collagenase. In some cases, you can identify these statements by forward-looking words such as "believe," "expect," "anticipate," "plan," "estimate," "likely," "may," "will," "could," "continue," "project," "predict," "goal," the negative or plural of these words, and other similar expressions. These forward-looking statements are our predictions based on our current expectations and our projections about future events. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including the ability of Auxilium/Endo and its partners to achieve their respective objectives for CCH in their applicable territories; the uncertainties inherent in the initiation of future clinical trials; Auxilium/Endo or any of its partners modifying their respective objectives and/or allocating resources other than to CCH; the potential market for CCH in a given indication being smaller than anticipated; the potential of CCH to be used in additional indications and the initiation, timing and outcome of clinical trials of CCH for additional indications; the protection of the Company's intellectual property portfolio; the timing of regulatory filings and action; the receipt of any payments from Auxilium/Endo; the integration of Auxilium into Endo International plc; and other risk factors identified in our Annual Report on Form 10-K for the year ended December 31, 2013, our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014 and our Current Reports on Form 8-K filed with the SEC. All forward-looking statements included in this presentation are made as of the date hereof, and we assume no obligation to update these forward-looking statements.

BioSpecifics is a profitable, commercial-stage biopharma company receiving increasing revenues for sales of collagenase clostridium histolyticum or CCH (XIAFLEX®) by partner Auxilium. Future revenue growth opportunities emerging from commitment to clinical development of new indications for CCH.

Vast Potential of CCH

- First-in-class, minimally invasive nonsurgical treatment for conditions caused by collagen accumulation with limited current treatment options
- BioSpecifics has positive results in 12 indications:
  - Dupuytren's contracture†
  - Peyronie's disease †
  - Canine lipoma†
  - Human lipoma†
  - Frozen shoulder syndrome†
  - Cellulite†
  - Keloids
  - Hypertrophic scars
  - Scarred tendons
  - Glaucoma
  - Herniated intervertebral discs
  - Adjunct to vitrectomy
- BioSpecifics-supported preclinical research in uterine fibroids
- Drive R&D in new indications to early proof-of-concept and present to Auxilium for potential opt-in

†Currently marketed or being tested in the clinic

Auxilium Acquired by Endo International

As of January 29, 2015, Auxilium Pharmaceuticals, Inc. (Auxilium) is now a wholly-owned subsidiary of Endo International plc (Endo).

- Cash and stock transaction for approximately $2.6B*
  - Endo stock value appreciated ~20% from date of transaction announcement to date of transaction closing
- Obligations to BioSpecifics remain the same in terms of licensing, sublicensing, milestone, COGS and royalty payments
- Highly complementary portfolios between Endo and Auxilium
- Auxilium commercial team successfully integrated into Endo U.S. branded pharmaceuticals marketing and sales teams as of 3/2/15
- Endo investing in development of new potential indications for XIAFLEX to support long-term organic growth initiatives

Marketed Indications for XIAFLEX
Impressive Revenue Growth

	Revenue-Generating Products
Dupuytren's Contracture	*Approved in the U.S., EU, Canada & Australia; under review in Japan*
Peyronie's Disease	*Approved in the U.S. and EU (as of January 2015)*

XIAFLEX for Dupuytren's Contracture

First and Only FDA- and EMA-Approved Nonsurgical Treatment	
Definition	▪ Collagen cord in the hand causing one or more fingers to contract toward the palm; limits range of motion of fingers resulting in physical disability and impaired QOL
sBLA Approved Label Expansion in October 2014 Based on Phase 3b MULTICORD Study	▪ Treatment of up to two contracture joints in same hand during single office visit ▪ SDI Health estimates 35-40% of annual surgeries treat two or more cords concurrently ▪ Added flexibility in scheduling finger extension procedure from 24 to up to 72 hours
Potential for Commercial Expansion	▪ Also approved in Canada and Australia ▪ Under review in Japan; decision expected mid-2015 ▪ Ongoing Phase 2a study in Dupuytren's disease nodules

Source: Auxilium Pharmaceuticals, Inc.

XIAFLEX for Peyronie's Disease
Sobi Received Approval for XIAPEX in EU

First and Only
FDA- and EMA-Approved Nonsurgical Treatment

Definition & Key Complications	
	▪ Inelastic collagen causing penile curvature; penis can bend at 90° angle during erection in severe cases ▪ Associated with pain with erection, penile shortening, erectile dysfunction and/or difficulty with intercourse ▪ Potential loss of self-esteem and depression for patients and partners

Source: Auxilium Pharmaceuticals, Inc.

Pre-treatment:



Post-treatment:


38°

XIAFLEX Pipeline Programs

Future Revenue-Generating Opportunities

Indication	Preclinical	Phase 1	Phase 2	Phase 3	Marketed
Frozen Shoulder	*Top-line data in 1Q15*				
Cellulite	*Planning of Phase 2b trial*				
*Human Lipoma	*Complete enrollment in Phase 2 in 1H15*				
*Uterine Fibroids	*Encouraging data reported*				
Canine Lipoma	*Auxilium to determine development plan*				

*BioSpecifics-managed development program

CCH for Frozen Shoulder Syndrome
Potential to be Only FDA Approved Nonsurgical Therapy

Definition & Complications

- Inflammation and thickening of shoulder capsule due to collagen
- Limits range of motion of shoulder



Potential to be Only FDA Approved Nonsurgical Therapy

- Common available treatment options are often painful and can require anesthesia
- Long-term intensive physical therapy, corticosteroids, manipulation under anesthesia and/or arthroscopic release

Market Opportunity

- Affects 2-5% of general adult population
- 300K cases diagnosed annually in the U.S.; 10% treated invasively
- Condition can last approximately 1 year to up to 3.5 years

Source: Auxilium Pharmaceuticals, Inc.

Phase 2b Study of CCH in Frozen Shoulder
Top-line Data Anticipated in 1Q15

Phase 2b Study	▪ Double-blind, placebo-controlled study evaluating safety and efficacy in Stage 2 (frozen stage) unilateral idiopathic frozen shoulder ▪ Initiated based on statistically significant Phase 2a results
~300 Patients Enrolled at 35 Sites in the U.S. and Australia	▪ Patients randomized 3:1 to receive CCH or placebo ▪ Up to 3 ultrasound-guided injections with each injection separated by a minimum of 21 days ▪ All subjects perform home shoulder exercises after the first injection
Outcome Measures	▪ Primary endpoint: change in degrees from baseline to Day 95 follow-up in active forward flexion in affected shoulder compared to placebo ▪ Assessed using American Shoulder and Elbow Surgeons (ASES) Scale for function and pain

Source: Auxilium Pharmaceuticals, Inc.

Statistically Significant CCH Dose Response in Phase 2a Study



Change from Baseline (Degrees)
60
50
40
30
20
10
0
P<0.05 Comparison to Exercise Cohort
Forward Flexion
Shoulder Abduction
External Rotation
Internal Rotation
0.29mg (1mL)
0.58mg(2mL)
0.58mg(1mL)
0.58mg(0.5mL)
Exercise
CCH

- Statistically significant improvements in both the 0.58 mg(1mL) and 0.58 mg(2mL) cohorts over baseline scores vs. the exercise-only group:
  - In forward flexion ($p<0.05$)
  - In pain and function ($p<0.05$)
- Treatment-related AEs were consistent with CCH use in other approved and potential indications and all such events resolved without intervention
- No subjects discontinued the study due to an AE and there were no drug-related SAEs reported

Source: Auxilium Pharmaceuticals, Inc.

CCH for Cellulite
Positive Phase 2a Top-line Results Reported in 3Q14

Definition	Skin dimpling as a result of collagen fibrous septae, occurring mainly on the buttocks, lower limbs, and abdomen
Significant Market Opportunity as First Nonsurgical Therapy	Affects 85-98% of women (est.) and rarely in men Potential to be first and only FDA-approved nonsurgical therapy
Positive Top-line Results Reported from Phase 2a Study in 3Q14	Randomized, double-blind multiple-dose Phase 2a study 150 women received up to three treatment sessions of drug or placebo according to randomization (5 high-dose (0.84mg): 5 mid (0.48mg): 5 low (0.06mg): 3 placebo) Only dimples treated on Day 1 were able to be retreated on Day 22 (Treatment Session 2) and Day 43 (Treatment Session 3) if, in the opinion of the investigator, the dimple continued to be evident

Source: Auxilium Pharmaceuticals, Inc.

CCH for Cellulite

Top-line Data from Phase 2a Study

- Mid and high level CCH doses demonstrated statistically significant improvement in cellulite across all endpoints
- 68% of mid and high dose groups reported being "Satisfied" or "Very Satisfied" with treatment
- Well-tolerated by all dose groups with mild-to-moderate adverse events, primarily limited to local injection area



Day 1
Pre-Treatment



Day 73
30 Days Following Last Treatment

Source: Auxilium Pharmaceuticals, Inc.

CCH for Human Lipomas
Phase 2 Opt-In Study Managed by BioSpecifics

Definition	▪ Encapsulated deposits of benign fatty tumors; detected as bulges under the skin
Potential to be Only Approved Nonsurgical Therapy	▪ No FDA-approved pharmaceutical therapies available ▪ Surgery not practical for patients with multiple lipomas
U.S. Market Opportunity	▪ Primary diagnosis in 575,000 patients in the U.S. annually ▪ 20% of patients have multiple lipomas
Enrollment of Phase 2 Opt-In Clinical Study to be Completed in 1H15	▪ Randomized, double-blind study of CCH for lipoma in 20 patients with ≥ 2 benign lipomas of similar size ▪ Each patient acts as both treated and control group ▪ Primary endpoint: reduction in measureable surface area of target lipomas, by caliper, 6 months post injection

Positive Phase 2 Clinical Trial Results Reported in January 2014

Open label, dose escalation Phase 2 trial:

- Statistically significant (p<0.0001) reduction in primary endpoint of visible surface area of lipoma as measured by caliper, combining all patients
- Patients in highest dose group (75% of commercial dose) achieved best efficacy results with average of 67% reduction of lipoma visible surface area
- 75% of patients in highest dose group achieved reduction of 50% or more in lipoma visible surface area
- No SAEs reported during trial





CCH for Lipomas in Canines

Auxilium to Manage Development Program

Key Complications	▪ Lipomas can cause seriously restrict motion in older dogs ▪ Surgery can be risky due to the use of general anesthesia - especially for older dogs
Potential to be Only Approved Nonsurgical Therapy	▪ 1.7M dogs affected; 25 surgeries per vet performed (est.) annually ▪ Based on a survey of 77 participants, an average vet performs ~25 lipoma excisions each year for $530 each procedure
$500K Opt-In Payment to BioSpecifics	▪ Auxilium exercised its option to expand its rights to CCH to include canine lipomas ▪ BioSpecifics received $500,000 as an opt-in payment
Opt-In Based on Chien-804 Results	▪ Randomized, placebo-controlled Phase 2 Study ▪ Demonstrated benefit in secondary measures including pet owner satisfaction and post-treatment different in mean visible surface area

CCH for Uterine Fibroids

New Study Results Reported in October 2014

Definition & Key Complications

- Pain, decreased fertility, miscarriage, heavy menstrual bleeding and frequent urination

Potential to be Nonsurgical Therapy Option

- Primary indication for hysterectomy in U.S. (33% to more than 40%)



Complex Shear Modulus G' [Pa]
8000
7000
6000
5000
4000
3000
2000
1000
0
****
0.00
0.25
0.50
1.00
2.00
Collagenase Dose [mg/ml]

Stiffness of human fibroid tissue treated with purified clostridial collagenase. Average ± SEM across all timepoints. ****$p \leq 0.0001$ vs. control

U.S. Market Opportunity

- ~200K hysterectomies and 30K myomectomies are performed annually to treat fibroids
- Estimated cost to economy is ~$34.4B annually

Encouraging Preclinical Data

- Highly purified collagenase can reduce stiffness of human uterine fibroid tissue in laboratory experiments
- Data presented at the Mechanotransduction in the Reproductive Tract conference in October 2014

Source of data: Cardozo ER, Clark AD, Banks NK, Henne MB, Stegmann BJ, Segars JH. The estimated annual cost of uterine leiomyomata in the United States. *Am J Obstet Gynecol.* 2012 Mar;206(3):211.

Auxilium Partnership for Development and Commercialization of CCH

>$48M Received from Auxilium	▪ $48M received in licensing, sublicensing, milestone, COGS, and royalty payments as of September 30, 2014
Future Payments Due to BioSpecifics from Auxilium	▪ Low double digit royalties as % of net sales by Auxilium ▪ Additional mark-up on COGS ▪ Modest milestones for additional indications and regulatory submissions and approval worldwide
Auxilium Opt-In Rights	▪ Right to opt-in for all indications, following an opt-in payment and potential future milestone and royalty payments made to BioSpecifics
Milestone Payments from Auxilium Partnerships	▪ Auxilium partnered with Sobi, Asahi Kasei and Actelion for Dupuytren's contracture and Peyronie's disease ▪ BioSpecifics entitled to specified % of potential milestones payments that Auxilium receives from its sublicensees

Corporate Highlights
Projected Revenue Growth from Higher Royalties

- Vast opportunity for growth in revenues from XIAFLEX sales and approval of CCH in new indications
- Strong IP portfolio
  - Long-term patent protection for injectable collagenase:
    - **Dupuytren's Contracture:** XIAFLEX has Orphan Drug protection in U.S. until 2017; Drug product composition patent until 2028 and Biologic Exclusivity until 2022
    - **Peyronie's Disease:** XIAFLEX has Orphan Drug protection in U.S. until 2020; Drug product composition patent until 2028
    - **Patents and Patent Applications:** Owned, co-owned or controlled by BioSpecifics for injectable collagenase to treat (royalties through 2028):
      - Dupuytren's contracture
      - Peyronie's disease
      - Removal of adipose tissue
      - Frozen shoulder syndrome
- Lean corporate structure with five full-time employees
- Approved stock buy-back program

Consistently Profitable Annually
3Q14 Financial Highlights

	For the quarter ended 09/30/14 (unaudited)	For the year ended 12/31/13 (unaudited)
Cash and equivalents, short term investments	$ 17,500,003	$ 12,591,825
Income Statement		
Revenues	$ 4,012,787	$ 14,467,240
Other income	8,121	26,202
Costs and expenses	(2,122,379)	(6,522,779)
Provision for income taxes	(735,737)	(2,684,816)
Net income	**$ 1,394,763**	**$ 5,285,847**
Net income per basic share	$ 0.21	$ 0.83
Net income per diluted share	$ 0.20	$ 0.76
Shares used in computation of basic net income	6,489,758	6,345,615
Shares used in computation of diluted net income	7,059,063	6,922,274

Anticipated Upcoming Milestones

Upcoming Milestones	
*Human Lipomas	❑ Complete enrollment in Phase 2 placebo-controlled opt-in trial in 1H15
*Uterine Fibroids	❑ Refining development plan
Dupuytren's Contracture	❑ Decision on approval by PMDA in Japan expected by mid-2015
Frozen Shoulder	❑ Announce Phase 2b top-line data in 1Q15
Cellulite	❑ Announce plans for Phase 2b trial
Canine Lipomas	❑ Auxilium to determine development path

*BioSpecifics-managed development programs

Innovators in the development
& commercialization of

INJECTABLE COLLAGENASE

DUPUYTREN'S CONTRACTURE
PEYRONIE'S DISEASE
FROZEN SHOULDER
CELLULITE
HUMAN LIPOMAS
CANINE LIPOMAS
UTERINE FIBROIDS

BioSpecifics
TECHNOLOGIES CORP.

March 2015